                                                                   EXHIBIT 99.04


                                                                          Page 1




                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1995-1

RECEIVABLES

Beginning of the Month Principal Receivables:                       $     1,164,044,631.90
Beginning of the Month Finance Charge Receivables:                  $        71,961,365.59
Beginning of the Month Discounted Receivables:                      $                 0.00
Beginning of the Month Total Receivables:                           $     1,236,005,997.49

Removed Principal Receivables:                                      $                 0.00
Removed Finance Charge Receivables:                                 $                 0.00
Removed Total Receivables:                                          $                 0.00

Additional Principal Receivables:                                   $                 0.00
Additional Finance Charge Receivables:                              $                 0.00
Additional Total Receivables:                                       $                 0.00

Discounted Receivables Generated this Period:                       $                 0.00

End of the Month Principal Receivables:                             $     1,133,414,640.61
End of the Month Finance Charge Receivables:                        $        74,061,173.29
End of the Month Discounted Receivables:                            $                 0.00
End of the Month Total Receivables:                                 $     1,207,475,813.90

Special Funding Account Balance                                     $                 0.00
Aggregate Invested Amount (all Master Trust Series)                 $     1,000,000,000.00
End of the Month Seller Amount                                      $       133,414,640.61
End of the Month Seller Percentage                                                  11.77%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                       RECEIVABLES

       30-59 Days Delinquent                                        $        35,128,293.04
       60-89 Days Delinquent                                        $        25,872,767.09
       90+ Days Delinquent                                          $        51,627,283.07

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                                                                          Page 2

       Total 30+ Days Delinquent                                 $          112,628,343.20
       Delinquent Percentage                                                         9.33%

Defaulted Accounts During the Month                              $           10,902,736.86
Annualized Default Percentage                                                       11.24%

Principal Collections                                                       133,416,767.37
Principal Payment Rate                                                              11.46%

Total Payment Rate                                                                  12.50%

INVESTED AMOUNTS

       Class A Initial Invested Amount                           $          273,750,000.00
       Class B Initial Invested Amount                           $           26,250,000.00

INITIAL INVESTED AMOUNT                                          $          300,000,000.00

       Class A Invested Amount                                   $          319,375,000.00
       Class B Invested Amount                                   $           30,625,000.00

INVESTED AMOUNT                                                  $          350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                      30.07%
PRINCIPAL ALLOCATION PERCENTAGE                                                     30.07%

MONTHLY SERVICING FEE                                            $              583,333.34

INVESTOR DEFAULT AMOUNT                                          $            3,278,452.97

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                                         91.25%

       Class A Finance Charge Collections                        $            6,193,212.59
       Other Amounts                                             $                    0.00

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                                                                          Page 3

TOTAL CLASS A AVAILABLE FUNDS                                       $         6,193,212.59

       Class A Monthly Interest                                     $         1,312,742.14
       Class A Servicing Fee                                        $           532,291.67
       Class A Investor Default Amount                              $         2,991,588.34

TOTAL CLASS A EXCESS SPREAD                                         $         1,356,590.44

REQUIRED AMOUNT                                                     $                 0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                          8.75%

       Class B Finance Charge Collections                           $           593,869.72
       Other Amounts                                                $                 0.00

TOTAL CLASS B AVAILABLE FUNDS                                       $           593,869.72

       Class B Monthly Interest                                     $           129,579.90
       Class B Servicing Fee                                        $            51,041.67

TOTAL CLASS B EXCESS SPREAD                                         $           413,248.15

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                                 $         1,769,838.59

       Excess Spread Applied to Required Amount                     $                 0.00

       Excess Spread Applied to Class A Investor                    $                 0.00
       Charge Offs

       Excess Spread Applied to Class B Items                       $           286,864.63

       Excess Spread Applied to Class B Investor                    $                 0.00
       Charge Offs


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                                                                          Page 4

       Excess Spread Applied to Monthly Cash                        $            18,502.60
       Collateral Fee

       Excess Spread Applied to Cash Collateral                     $                 0.00
       Account

       Excess Spread Applied to other amounts owed                  $                 0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                         $         1,464,471.36

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                   $         4,086,060.94

SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                      $                 0.00
SERIES 1995-1

       Excess Finance Charge Collections Applied to                 $                 0.00
       Required Amount

       Excess Finance Charge Collections Applied to                 $                 0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to                 $                 0.00
       Class B Items

       Excess Finance Charge Collections Applied to                 $                 0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to                 $                 0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to                 $                 0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to                 $                 0.00
       other amounts owed Cash Collateral Depositor



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                                                                          Page 5

YIELD AND BASE RATE --

       Base Rate (Current Month)                                                     7.12%
       Base Rate (Prior Month)                                                       7.14%
       Base Rate (Two Months Ago)                                                    7.15%

THREE MONTH AVERAGE BASE RATE                                                        7.14%

       Portfolio Yield (Current Month)                                              12.03%
       Portfolio Yield (Prior Month)                                                12.51%
       Portfolio Yield (Two Months Ago)                                             15.63%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                 13.39%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                        91.25%

       Class A Principal Collections                                $        36,608,060.01

CLASS B PRINCIPAL PERCENTAGE                                                         8.75%

       Class B Principal Collections                                $         3,510,361.92

TOTAL PRINCIPAL COLLECTIONS                                         $        40,118,421.93

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                   $                 0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                               $                 0.00
       Deficit Controlled Amortization Amount                       $                 0.00

CONTROLLED DISTRIBUTION AMOUNT                                      $                 0.00

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                                                                          Page 6

CLASS B AMORTIZATION --

       Controlled Amortization Amount                               $                 0.00
       Deficit Controlled Amortization Amount                       $                 0.00

CONTROLLED DISTRIBUTION AMOUNT                                      $                 0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                 $        40,118,421.93
SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                        $                 0.00

CLASS B INVESTOR CHARGE OFFS                                        $                 0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $                 0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                             $                 0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                              $        45,500,000.00
       Available Cash Collateral Amount                             $        45,500,000.00

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                           $                 0.00
       Class B Interest Rate Cap Payments                           $                 0.00

TOTAL DRAW AMOUNT                                                   $                 0.00
CASH COLLATERAL ACCOUNT SURPLUS                                     $                 0.00

                                                First USA Bank, NA,
                                                as Servicer


                                                By:  /s/  TRACIE H. KLEIN
                                                   --------------------------
                                                          Tracie H. Klein
                                                          First Vice President